                                                                  EXHIBIT 23.4

                                    CONSENT

The undersigned hereby consents to being named as a Trustee of AEGIS Investment Trust (the "Trust") in the Form S-11 of the Trust initially filed with the Securities and Exchange Commission on September 12, 1997.

                                       /s/ JEFFREY A. TOOLE

Dated: October 28, 1997